Revenue	12 Months Ended
Dec. 31, 2018
Revenue from Contract with Customer [Abstract]
Revenue

Note 4. Revenue

The majority of the Company’s revenue is derived from Wecast Service (100% in 2018 and 99.5% in 2017). The following table presents our revenues disaggregated by revenue source, geography (based on our business locations) and timing of revenue recognition.

	2018	2017
Geographic Markets
Singapore	$260,034,401	$19,028,003
USA	638,412	7,037
Hong Kong	117,070,059	119,683,121
PRC	-	5,634,679
	$377,742,872	$144,352,840
Segments
-Wecast Service
Crude oil	$260,034,401	$143,558,567
Consumer electronics	116,723,251	-
Other	985,220	-
	377,742,872	143,558,567
-Legacy YOD	-	794,273
Total	$377,742,872	$144,352,840

Wecast service revenue

Wecast Services is mainly engaged in the sales of crude oil and consumer electronics. Revenue from the sales of crude oil and consumer electronics is recognized when the customer obtains control of the Company’s crude oil and consumer electronics, which occurs at a point in time, usually upon shipment or upon acceptance. The contracts are generally short-term contracts where the time between order confirmation and satisfaction of all performance obligations is less than one year.

The most significant judgment is determining whether we are the principal or agent for the sales of crude oil and consumer electronics. We report revenues from these transactions on a gross basis where we are the principal considering the following principal versus agent indicators:

(a)	We are primarily responsible for fulfilling the promise to provide the goods to the customer. The Company enters into contracts with customers with specific quality requirements and the suppliers separately. The Company is obliged to provide the goods if the supplier fails to transfer the goods to the customer and responsible for the acceptability of the goods.
(b)	The Company has certain inventory risk. Although the Company has the title to the good only momentarily before passing title on to the customer, the Company is responsible to arrange and issue bill of lading to the customer so that the customer can have the right to obtain the required oil product. In addition, the customer can seek remedies and submit the clam against the Company regarding the quality or quantity of the products delivered.
(c)	The Company has discretion in establishing prices. Upon delivery of the crude oil and consumer electronics to the customer, the terms of the contract between the Company and the supplier require the Company to pay the supplier the agreed-upon price. The Company and the customer negotiate the selling price, and the Company invoices the customer for the agreed-upon selling price. The Company’s profit is based on the difference between the sales price negotiated with the customer and the price charged by the supplier. The sales price for crude oil is based on the daily benchmark price of spot product plus any premium determined by the Company.

Legacy YOD revenue

In October 2016, the Company signed an agreement to form a partnership with Zhejiang Yanhua ("Yanhua Agreement"), where Yanhua acts as the exclusive distribution operator in PRC. According to the Yanhua Agreement, the existing legacy Hollywood studio paid contents as well as other IP contents specified in the agreement, along with the corresponding authorized rights letter that the Company is entitled to, will be turned over to Yanhua as a whole package, which was agreed to be priced at RMB13 million (approximately $2 million) as minimal guarantee fee. In addition to the minimal guarantee fee specified, there is a provision in the Yanhua Agreement which states that once the revenue recognized from the existing contents transferred from us to Yanhua reaches the amount of minimal guarantee fee, the revenue above minimal guarantee fee will be shared with us from the date when this revenue threshold is reached based on certain revenue-sharing mechanism stipulated in the Yanhua Agreement.

The payment is agreed to be paid in two installments, the first half of RMB 6.5 million was received on December 30, 2016 and revenue was recognized in 2017 based on ASC 926-605. The remaining RMB 6.5 million will be paid under the scenario that the license content fees due to Hollywood studios for the existing legacy Hollywood paid contents will be settled. We did not recognize revenue for the second installment (RMB 6.5 million) since the Company is not entitled to the second installment as of December 31, 2018.

Arrangements with multiple performance obligations

Our contracts with customers may include multiple performance obligations. For such arrangements, we allocate revenue to each performance obligation based on its relative standalone selling price. We generally determine standalone selling prices based on an observable prices charged to customers or adjusted market assessment or using expected cost plus margin when one is available. Adjusted market assessment price is determined based on overall pricing objectives taking into consideration market conditions and entity specific factors.

Variable consideration

Certain customers may receive discounts, which are accounted for as variable consideration. We estimate these amounts based on the expected amount to be provided to customers and reduce revenues recognized. We believe that there will not be significant changes to our estimates of variable consideration.

Deferred revenues

We record deferred revenues when cash payments are received or due in advance of our performance, including amounts which are refundable. The increase in the deferred revenue balance for the year ended December 31, 2018 is primarily driven by cash payments received or due in advance of satisfying our performance obligations.

Our payment terms vary by the type and location of our customer and the products or services offered. The term between invoicing and when payment is due is not significant. For certain products or services and customer types, we require payment before the products or services are delivered to the customer.

Practical expedients and exemptions

We do not disclose the value of unsatisfied performance obligations for contracts with an original expected length of one year or less.